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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF IDEX CORPORATION

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                                              JURISDICTION OF
SUBSIDIARY                                     INCORPORATION
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
BAND-IT CLAMPS (ASIA) PTE., LTD.                 SINGAPORE
BAND-IT COMPANY LTD.                           UNITED KINGDOM
BAND-IT-IDEX, INC.                                DELAWARE
BLAGDON HOLDINGS, LTD.                         UNITED KINGDOM
BLAGDON PUMP LTD.                              UNITED KINGDOM
CLASS 1, INC.                                     DELAWARE
CLASSIC ENGINEERING INC.                          FLORIDA
CORKEN, INC.                                      DELAWARE
DOMINATOR PUMP AB                                  SWEDEN
FAST and FLUID MANAGEMENT FRANCE SARL              FRANCE
FAST & FLUID MANAGEMENT IBERICA S.A.               SPAIN
FAST & FLUID MANAGEMENT S.R.L.                     ITALY
FAST & FLUID MANAGEMENT U.K. LIMITED           UNITED KINGDOM
FLUID MANAGEMENT AUSTRALIA PTY., LTD.             AUSTRALIA
FLUID MANAGEMENT CANADA, INC.                     CANADA
FLUID MANAGEMENT EASTERN EUROPE SP. Z O.O.        POLAND
FLUID MANAGEMENT EUROPE B.V.                     NETHERLANDS
FLUID MANAGEMENT GMBH                             GERMANY
FLUID MANAGEMENT, INC.                            DELAWARE
FLUID MANAGEMENT OPERATIONS, LLC                  DELAWARE
FLUID MANAGEMENT SERVICOS E VENDAS LTD.            BRAZIL
FM DELAWARE, INC.                                 DELAWARE
FM INVESTMENT, INC.                               DELAWARE
GAST ASIA, INC.                                   MICHIGAN
GAST MANUFACTURING COMPANY LTD.                UNITED KINGDOM
GAST MANUFACTURING, INC.                          MICHIGAN
GODIVA LIMITED                                 UNITED KINGDOM
GODIVA PRODUCTS LTD.                           UNITED KINGDOM
HALE PRODUCTS EUROPE GMBH                         GERMANY
HALE PRODUCTS EUROPE LIMITED                   UNITED KINGDOM
HALE PRODUCTS, INC.                             PENNSYLVANIA
HALOX TECHNOLOGIES, INC.                          DELAWARE
IDEX ASIA PACIFIC PTE. LTD.                       SINGAPORE
IDEX DINGLEE TECHNOLOGY (TIANJIN) CO., LTD.        CHINA
IDEX EUROPE GMBH                                  GERMANY
IDEX HOLDINGS, INC.                               DELAWARE
IDEX INDIA PRIVATE LTD                             INDIA
IDEX LEASING GMBH                                 GERMANY
IDEX PRECISION PRODUCTS (SUZHOU) LTD               CHINA
IDEX RECEIVABLE CORPORATION                       DELAWARE
IDEX SERVICE CORPORATION                          DELAWARE
IDEX TECHNOLOGY (SUZHOU) COMPANY LTD               CHINA
IDEX TRADING (SHANGHAI) COMPANY LTD                CHINA
ISMATEC GMBH                                      GERMANY
ISMATEC SA                                       SWITZERLAND
JOHNSON PUMP (UK) LTD.                         UNITED KINGDOM
KNIGHT EQUIPMENT AUSTRALIA PTY., LTD.            AUSTRALIA
KNIGHT EQUIPMENT (CANADA) LTD.                     CANADA
KNIGHT INC.                                       DELAWARE
KNIGHT INTERNATIONAL B.V.                        NETHERLANDS
KNIGHT, LLC                                       DELAWARE
KNIGHT U.K. LTD.                               UNITED KINGDOM
LIQUID CONTROLS EUROPE SPA                         ITALY
LIQUID CONTROLS (INDIA) PVT. LTD                   INDIA
LIQUID CONTROLS, LLC                              DELAWARE
LUBRIQUIP, INC.                                   DELAWARE
LUKAS HYDRAULIK GMBH                              GERMANY
VETTER GMBH                                       GERMANY
M. BOS SRL                                         ITALY
MICROPUMP, INC.                                   DELAWARE
MICROPUMP LIMITED                              UNITED KINGDOM
PULSAFEEDER EUROPE B.V.                          NETHERLANDS
PULSAFEEDER, INC.                                 DELAWARE
PUMPER PARTS EUROPE LTD                        UNITED KINGDOM
PUMPER PARTS LLC                                  DELAWARE
RHEODYNE EUROPE GMBH                              GERMANY
RHEODYNE, LLC                                     DELAWARE
S.A.M.P.I. SPA                                     ITALY
SAPPHIRE ENGINEERING, INC.                      MASSACHUSETTS
SCIVEX, INC                                       DELAWARE
SIGNFIX HOLDINGS                               UNITED KINGDOM
SPONSLER INC                                      DELAWARE
SYSTEC LLC                                        DELAWARE
TESPA GMBH                                        GERMANY
TIANJIN DINGLEE MACHINE AND MOTOR CO. LTD.         CHINA
TREBOR INTERNATIONAL, INC.                          UTAH
UPCHURCH SCIENTIFIC, INC.                        WASHINGTON
VERSA-MATIC ASIA SDN BHD (50%)                    MALAYSIA
VERSA-MATIC TOOL INC.                               OHIO
VIKING PUMP, INC.                                 DELAWARE
VIKING PUMP (EUROPE) LTD.                         IRELAND
VIKING PUMP LATIN AMERICA S.A. DE C.V.             MEXICO
VIKING PUMP OF CANADA, INC.                       ONTARIO
WARREN RUPP (EUROPE) LTD.                      UNITED KINGDOM
WARREN RUPP, INC.                                 DELAWARE
WRIGHT PUMP, INC.                                 DELAWARE
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